UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2021.

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2021, Global Tech Industries Group, Inc., (“GTII” or the “Company”), a Nevada corporation, signed and executed a binding Stock Purchase Agreement (“SPA”) with Bronx Family Eye Care, Inc. (“BFE”), a New York corporation, engaged in the business of full scope optometry at its four primary locations, three of which are in the Bronx, one of which is in Manhattan, New York, as well as at a fabrication facility in the Bronx. The SPA was signed and closed electronically on March 31, 2021. The two companies had agreed to engage in a business combination such that BFE would become a wholly owned subsidiary of GTII when they signed a binding Letter of Intent (“LOI”) on March 21, 2021. Subsequently the shareholders of BFE (the “BFE shareholders”) acquired two million six hundred fifty thousand (2,650,000) shares of the common stock of GTII (the “GTII Common Stock”), issued on March 31, 2021, the date of the closing. Further, GTII waived the LOI’s condition precedent of a two-year audit of BFE, inclusive of the starting balance sheet as of January 1, 2021 and by an auditor that is subject to the public corporation accounting oversight board (“PCAOB”) which was to occur prior to Closing, and replaced it with a condition subsequent to Closing, such that the inability, refusal or other failure to successfully complete the audit would be grounds for the recission of the SPA and cancellation of the issued GTII stock. As such, this SPA is legally binding on the parties and is in full force and effect as of March 31, 2021.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is hereby made to Item 1.01 for description and copy of the Stock Purchase Agreement

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Stock Purchase Agreement, dated March 31, 2021 by and between Global Tech Industries Group, Inc. and Bronx Family Eye Care, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2021

GLOBAL TECH INDUSTRIES GROUP, INC.

/s/ David Reichman
By:	David Reichman
Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Stock Purchase Agreement, dated March 31, 2021 by and among Global Tech Industries Group, Inc. and Bronx Family Eye Care, Inc.

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